Exhibit 4.1

COMMON STOCK

COMMON STOCK

COR

CORESITE

CoreSite Realty Corporation

INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 21870Q 10 5

THIS CERTIFIES THAT

is the record holder of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.01 PAR VALUE PER SHARE, OF

CoreSite Realty Corporation

transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile signatures of the Corporation's duly authorized officers.

DATED:

CHIEF FINANCIAL OFFICER

PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
(New York, NY)
TRANSFER AGENT AND REGISTRAR

BY:

AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM—as tenants in commonTEN ENT—as tenants by the entiretiesJT TEN—as joint tenants with rightof survivorship and not astenants in commonAdditional abbreviations may also be used though not in the above list.For value received, hereby sell, assign and transfer untoTHE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITHTHE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, INEVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, ORANY CHANGE WHATEVER.The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though theywere written out in full according to applicable laws or regulations:NotiCe:SharesPLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEEof the common stock represented by the within Certificate, and do hereby irrevocablyconstitute and appointto transfer the said stock on the books of the within-named Corporation with full power ofsubstitution in the premises.Dated,PLEASE INSERT SOCIAL SECURITY OR OTHERIDENTIFYING NUMBER OF ASSIGNEEPleaSe iNitial tHe aPProPriate SeleCtioN For tHiS ProoF:oK?aS iSoK WitH CHaNGeSMaKe CHaNGeS aND SeND aNotHer ProoFUNIF GIFT MIN ACT—......................... Custodian .........................(Cust) (Minor)under Uniform Gifts to MinorsAct ..............................................................
Attorney
SiGNatUre(S) GUaraNteeD: THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTORINSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONSAND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.